SCHWAB INVESTMENTS
(the Trust)
Schwab® Global Real Estate Fund
(the fund)
Supplement dated June 21, 2022 to the fund’s currently effective Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.
At a meeting held on June 8, 2022, the Board of Trustees of the Trust approved the reduction of the fund’s management fee and the fund’s shareholder servicing fee, and a new expense limitation. These changes, which are summarized below, will be effective on June 27, 2022.
	Current	New
Management Fee	0.77%	0.50%
Expense Limitation	1.05%	0.75%
Shareholder Servicing Fee	0.25%	0.15%
Accordingly, the following changes to the Summary Prospectus, Statutory Prospectus and SAI are effective June 27, 2022:
1.

Summary Prospectus and Statutory Prospectus – Under the “Fund Fees and Expenses” section: The “Shareholder Fees,” “Annual Fund Operating Expenses” and “Expenses on a $10,000 Investment” tables are deleted and replaced in their entirety with the following:

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)1
Management fees	0.50
Distribution (12b-1) fees	None
Other expenses2	0.23
Total annual fund operating expenses	0.73

(1)
The information in the table has been restated to reflect current fees and expenses.

(2)
“Other expenses” are based on estimated amounts for the current fiscal year.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906
2.
Statutory Prospectus – Under the “Fund Management” section: The second sentence of the second paragraph is deleted and replaced in its entirety with the following:

As compensation for these services, the investment adviser is entitled to receive a management fee from the fund of 0.50% of the fund’s average daily net assets, effective June 27, 2022. Prior to June 27, 2022, the investment adviser was entitled to receive a management fee from the fund of 0.77% of the fund’s average daily net assets.
3.
Statutory Prospectus – Under the “Additional Policies Affecting Your Investment – Shareholder Servicing Plan” section: The second paragraph is deleted and replaced in its entirety with the following:

Effective June 27, 2022, pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.15%. Prior to June 27, 2022, the shareholder servicing fee was up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and, effective June 27, 2022, the fund will pay no more than 0.15% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Prior to June 27, 2022, the fund would pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders.

Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
4.
SAI – Under the “Investment Advisory and Other Services – Advisory Agreement” section: The third paragraph is deleted and replaced in its entirety with the following:

Effective June 27, 2022, for its advisory and administrative services to the fund, Charles Schwab Investment Management, Inc., dba Schwab Asset Management™ is entitled to receive an annual fee, payable monthly, based on the fund’s average daily net assets equal to 0.50%.
Prior to June 27, 2022, for its advisory and administrative services to the fund, Schwab Asset Management was entitled to receive an annual fee, payable monthly, based on the fund’s average daily net assets equal to 0.77%.
5.
SAI – Under the “Investment Advisory and Other Services – Advisory Agreement” section: The fifth paragraph is deleted and replaced in its entirety with the following:

Effective June 27, 2022, Schwab Asset Management and its affiliates have agreed to limit the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.75% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the Board.
Prior to June 27, 2022, Schwab Asset Management and its affiliates had agreed to limit the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 1.05% for so long as the investment adviser served as the adviser to the fund.
6.
SAI – Under the “Investment Advisory and Other Services – Shareholder Servicing Plan” section: The first paragraph is deleted and replaced in its entirety with the following:

The Trust’s Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the fund. Effective June 27, 2022, pursuant to the Plan, the fund is subject to an annual shareholder servicing fee of up to 0.15%.
Prior to June 27, 2022, pursuant to the Plan, the fund was subject to an annual shareholder servicing fee of up to 0.25%.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG118374-00 (06/22)
00275922